SUBORDINATION AGREEMENT


        WHEREAS, Imperial Bank (hereinafter referred to as "Bank") and Dollar Rent A Car Systems, Inc., an Oklahoma corporation, formerly known as Dollar Systems, Inc. (hereinafter referred to as "Dollar"), have or intend to file a financing statement or statements under the Uniform Commercial Code giving notice of a security interest in all or some of the property of Stratford American Car Rental Systems, Inc., an Arizona corporation (hereinafter referred to as "Stratford"), and the proceeds of thereof; and

        WHEREAS, the parties hereto desire to avoid any possible conflicting security interests arising from the filing of said financing statements;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Dollar hereby subordinates all its right, title and interest to the security interests of Bank with respect to all property of Stratford except for the property described on Exhibit A hereto (collectively, the "Dollar Collateral").

         2. Bank hereby subordinates all its right, title and interest to the security interests of Dollar with respect to all property of Stratford comprising the Dollar Collateral. However, Bank releases any claim of a security interest in the License Agreement and Master Lease Agreement described on Exhibit A.

         3. Except as herein otherwise provided, priority shall be in accordance with the Arizona Uniform Commercial Code.

         4. This agreement shall remain in effect until written notice is given by either party of termination. No notice of termination shall impair the rights or priorities created or acquired hereunder by any of the parties prior to receipt of said notice of termination.

         IN WITNESS WHEREOF the parties have hereto set their hands this 11 day of December, 1996.

                                   IMPERIAL BANK


                                   By: /s/ R. Mark Chambers
                                       ----------------------------------------
                                         Name:     R. Mark Chambers
                                              ---------------------------------
                                         Title:       Vice President
                                              ---------------------------------




                                   DOLLAR RENT A CAR SYSTEMS, INC.
                                   an Oklahoma corporation


                                   By: /s/ Vicki J. Vaniman
                                       ----------------------------------------
                                         Vicki J. Vaniman, Vice President



                                   STRATFORD AMERICAN CAR RENTAL
                                   SYSTEMS, INC. an Arizona corporation


                                   By: /s/ Mel L. Shultz
                                       ----------------------------------------
                                         Mel L. Shultz, President

                                  EXHIBIT A TO
                             UNIFORM COMMERCIAL CODE
                             SUBORDINATION AGREEMENT


         The Dollar Collateral shall include all the following, whether now owned and existing or hereafter acquired or arising:

         (a) All right, title and interest of Stratford in that certain Dollar Systems, Inc. License Agreement dated June 1, 1994;

         (b) To the extent not otherwise included, all cash and noncash proceeds of the foregoing derived from the disposition of such collateral; and

         (c) All vehicles now or hereafter leased by Dollar to Stratford under the Master Lease Agreement dated June 1, 1994, together with all accessories attached thereto, all chattel paper, all documents of title, and all proceeds thereof, including insurance proceeds, whether arising out of the sale or other disposition of said vehicles or otherwise and including all cash, accounts, contract rights, general intangibles, chattel paper, notes and other obligation or evidence of obligation to Stratford constituting such proceeds.